SELIGMAN
                          -------------------------
                                 COMMON STOCK
                                   FUND, INC.

                                  Annual Report

                               December 31, 1999

                                  -----------

                               [GRAPHIC OMITTED]

                                SEEKING FAVORABLE
                               CURRENT INCOME AND
                                LONG-TERM GROWTH
                                 OF BOTH INCOME
                                  AND CAPITAL
                                WITHOUT EXPOSING
                                   CAPITAL TO
                                   UNDUE RISK


                                [SELIGMAN LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


[GRAPHIC OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TABLE OF CONTENTS
To the Shareholders....................................  1
Interview With Your Portfolio Managers.................  2
Performance Overview...................................  4
Portfolio Overview.....................................  6
Portfolio of Investments...............................  8
Statement of Assets and Liabilities.................... 11
Statement of Operations................................ 12
Statements of Changes in Net Assets.................... 13
Notes to Financial Statements.......................... 14
Financial Highlights................................... 17
Report of Independent Auditors......................... 19
Federal Tax Status of 1999 Dividend and Gain
  Distributions for Taxable Accounts .................. 20
Board of Directors .................................... 21
EXECUTIVE OFFICERS AND For More Information............ 22
Glossary of Financial Terms............................ 23

TO THE SHAREHOLDERS

Nineteen-ninety nine was a challenging year for Seligman Common Stock Fund. The Fund posted a total return of 3.82% based on the net asset value of Class A shares while the Lipper Growth & Income Funds Average posted a total return of 13.15% and the Standard & Poor's Composite Stock Price Index (S&P 500) posted a total return of 21.04%.

Despite stellar performances delivered by the popular indices, the US market was once again extraordinarily narrow. Just over half the stocks in the S&P 500 had positive returns. The outsized returns of a few stocks also skewed the indices. Only seven stocks were responsible for half of the S&P 500's return; five of these were technology companies, with four of those delivering astounding triple-digit returns. Large-cap growth and technology companies continued to dominate, while value stocks underperformed considerably. In such an environment, the Fund, which pursues companies based upon valuations and fundamentals, lagged behind. The market was driven, to a great extent, by momentum and, in such a market, valuations and fundamentals are largely ignored.

In 1999, Seligman Common Stock Fund made an important change in its investment strategy. Going forward, the Fund will include more stocks with greater potential for capital appreciation. While we believe this will increase the Fund's potential for long-term dividend growth, it will lower the Fund's dividend yield over the short term. This slight refocusing should allow the Fund to increase its total return potential, without significantly increasing risk. It will also likely result in greater exposure to sectors such as technology, communications, and health care. The Fund will still pursue income-producing stocks, but will take a more balanced approach to total return.

We believe that the economy will slow moderately in 2000, which would be positive for the long-term health of the stock market. As we look into the 21st century, we believe there is much to be optimistic about, with several long-term factors that may support equity prices for many years. First are global demographic trends. The fastest-growing segment of the population in the US and other developed countries is 45- to 64-year-olds, which is likely to increase its savings rate as its members mature. We believe that this will produce a groundswell of savings, which will be a significant support for equity prices in the coming years.

Second, America has been experiencing disinflation since 1982, and nominal interest rates have been in an 18-year secular downtrend. Despite the uptick in rates during 1999, we believe that the long-term trend is one of continued benign inflation and low interest rates -- a positive environment for the stock market. Third, the global economy has rebounded strongly since the 1998 financial crisis. This should continue, allowing investors to benefit from attractive overseas investment opportunities.

Fourth, new technology has allowed the economy to become vastly more productive, and the industry now accounts for approximately 25% of gross domestic product growth and approximately 40% of capital spending. Technology has been, and will continue to be, responsible for substantial changes in business activity, both business-to-business and business-to-consumer.

While we are highly enthusiastic about technology, and plan to increase the Fund's weighting in this sector, we have taken a conservative approach since we believe that investment behavior in this area has become increasingly speculative. As we seek opportunities in this exciting sector, we will remain committed to finding solid investment value and to considering company fundamentals.

Thank you for your continued support of Seligman Common Stock Fund. A discussion with your Fund's Portfolio Managers, as well as a performance overview and financial statements, including a portfolio of investments, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman

                                 /s/ Brian T. Zino

                                 Brian T. Zino
                                 President
February 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q:  HOW DID SELIGMAN COMMON STOCK FUND PERFORM IN THE LAST 12 MONTHS?

A: For the fiscal year ended December 31, 1999, Seligman Common Stock Fund posted a total return of 3.82% based on the net asset value of Class A shares. During the same period, the Lipper Growth & Income Funds Average, which measures the results of mutual funds with similar investment objectives, had a total return of 13.15% and the Standard & Poor's Composite Stock Price Index (S&P 500) had a total return of 21.04%.

Q: WHY DID SELIGMAN COMMON STOCK FUND UNDERPERFORM AGAINST THE S&P 500 AND ITS LIPPER PEER GROUP?

A: The stock market's strong overall performance last year was the result of the outsized returns of a small number of high-priced growth stocks. The technology sector, in particular, made a disproportionate impact on the market's overall performance. This single industry, which at year-end constituted 30% of the market cap of the S&P 500, accounted for 70% of the Index's performance. Without technology, the S&P 500's return would have been just 7.50%.

    This extreme narrowness made last year's environment one of the most challenging ever for value investors such as your Fund's managers. We focus on seeking to find companies that have attractive yields, stable earnings growth, strong fundamentals, and reasonable valuations. We believe that such a strategy is the best way to build a portfolio of stocks that will deliver solid performance over the long term. Over the short term, however, markets can ignore fundamentals, as we believe they did in 1999. Investors seemed willing to pay any price for stocks that appeared to be on an upward price trend, with little or no regard for valuations and fundamentals. It was largely a momentum-driven market. While we were disappointed with the Fund's performance, we believe that remaining true to our discipline, and avoiding stocks that seem to be moving higher on momentum alone, will best serve the Fund's shareholders over the long term.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S INVESTMENT RESULTS IN 1999?

A: In 1999, the Federal Reserve Board became concerned that US economic growth was strong enough to pose a threat of inflation. The Federal Reserve Board thus raised the federal funds rate three times during the year. The Federal Reserve Board's more restrictive policy, along with increased inflation concerns in the market, drove interest rates steadily higher during the year. This had a negative effect on interest rate sensitive sectors, such as the financial sector, which is the Fund's second most heavily weighted industry.

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Common Stock Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Rodney Collins, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund's objective.
--------------------------------------------------------------------------------


[PHOTO OMITTED]

GROWTH AND INCOME TEAM: (FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER)

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q:  WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PAST FISCAL YEAR?

A: In recent years, we have observed a significant change in the market, in which capital returns have become an increasingly greater component of the market's total return. (An asset's total return is comprised of two components: the asset's capital appreciation and the income that the asset produces.) After much consideration, we decided that this was a long-term fundamental shift, and that the Fund would need to adapt in order to remain competitive with the market and with its peers.

    The Fund has historically focused on high-dividend-paying stocks. While this was at the expense of pursuing higher capital appreciation potential, the strategy served the Fund well for many years and provided shareholders with a yield that was typically higher than that of the market. However, it caused the Fund to be underweighted in sectors that pay small or no dividends, such as technology, communications, and health care -- areas that have delivered the highest capital gains over the past few years.

    Beginning with fiscal year 1999, we began to pursue stocks with greater capital appreciation potential. We began decreasing the Fund's exposure to more mature industries like utilities, energy, and transportation, while increasing exposure to growth industries like technology, communications, and health care.

    We will continue to study company fundamentals and seek to pay reasonable prices for growth. In addition, while we will place greater emphasis on growth of capital, the Fund's investment objective of "producing favorable, but not the highest, current income and long-term growth of both income and capital value, without exposing capital to undue risk," remains unchanged.

Q:  WHAT SECTORS MOST AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL YEAR?

A: Basic materials, technology, capital goods, and energy were the best-performing sectors of the portfolio. However, the Fund's significant underweighting in technology, by far the strongest performing market sector of the year, versus the S&P 500, negatively impacted relative performance.

    Consumer staples, health care, utilities, and transportation were negative market performers for the year and adversely affected the Fund's performance. Consumer stocks were out of favor during the year because investors focused on the lack of pricing flexibility for these companies. Health care suffered over uncertainty regarding the possibility of Medicare controls over drug prices. Financial stocks delivered generally flat performance for the year, so the Fund's overweighting in this industry was a drag on the Fund's performance relative to the S&P 500.

Q:  WHAT IS YOUR OUTLOOK?

A: We are cautiously optimistic regarding the outlook for value stocks and for Seligman Common Stock Fund in the year 2000. We do not believe that the type of market that prevailed in 1999 -- one in which economic and company-specific fundamentals were at times ignored -- can continue. Many good companies languished in 1999 and are now trading at what we believe are exceptionally attractive prices.

    We believe that the Fund's decision to focus on total return will benefit the Fund's absolute and relative performance by allowing it to maintain industry weightings that are more representative of today's market. This shift will, in the short run, produce a short-term decline in current income because capital appreciation should now constitute a greater portion of the Fund's total return. However, over time, shareholder income should actually increase if there is more capital working for them. The change may also benefit shareholders in terms of taxes, since long-term capital gains currently enjoy favorable tax status compared to current income.

    The Fund has not abandoned the pursuit of income, but its yield will now be closer to that of its peer group. In addition, we will continue to monitor the Fund's level of risk, which should remain lower than that of the overall market and its peer group. We believe that the Fund's focus on total return will improve the Fund's risk-adjusted results.

PERFORMANCE OVERVIEW

    This chart compares a $10,000 hypothetical investment made in Seligman Common Stock Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1999, to a $10,000 investment made in the Lipper Growth & Income Funds Average (Lipper Growth & Income Average) and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performances of Seligman Common Stock Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Growth & Income Average and the S&P 500 exclude the effect of fees and/or sales charges.

[LINE CHART OMITTED]

SELIGMAN COMMON STOCK FUND CLASS A

            With Sales     Without Sales                     LIPPER GROWTH &
Date          Charge          Charge           S&P 500       INCOME AVERAGE
----          ------          ------           -------       --------------

12/31/89       9525           10000             10000             10000
12/31/90       9155           9611              9689              9548
12/31/91       11895          12488             12642             12344
12/31/92       13187          13844             13603             13433
12/31/93       15146          15901             14974             15041
12/31/94       14860          15600             15172             14916
12/31/95       19046          19995             20875             19616
12/31/96       21986          23082             25670             23829
12/31/97       27170          28524             34234             30302
12/31/98       31896          33485             44017             34988
12/31/99       33112          34763             53276             39589


    The performances of Class B, Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1999

                                                                                              AVERAGE ANNUAL
                                                                        -----------------------------------------------------------
                                                            CLASS C                                        CLASS B     CLASS D
                                                             SINCE                                          SINCE       SINCE
                                                 SIX       INCEPTION      ONE         FIVE        10      INCEPTION   INCEPTION
                                                MONTHS*     5/27/99*      YEAR        YEARS      YEARS      4/22/96     5/3/93
                                             -----------  -----------   --------    --------    --------  ----------- -----------
CLASS A**
With Sales Charge                               (8.27)%        n/a        (1.14)%     16.25%     12.72%        n/a         n/a
Without Sales Charge                            (3.70)         n/a         3.82       17.38      13.27         n/a         n/a
CLASS B**
With CDSC+                                      (8.56)         n/a        (1.76)        n/a        n/a       13.10%        n/a
Without CDSC                                    (4.09)         n/a         2.97         n/a        n/a       13.68         n/a
CLASS C**
With Sales Charge and CDSC                      (5.93)       (1.28)%        n/a         n/a        n/a         n/a         n/a
Without Sales Charge and CDSC                   (4.08)        0.64          n/a         n/a        n/a         n/a         n/a
CLASS D**
With 1% CDSC                                    (4.97)         n/a         2.02         n/a        n/a         n/a         n/a
Without CDSC                                    (4.08)         n/a         2.97       16.49        n/a         n/a       13.04%

LIPPER GROWTH & INCOME
  FUNDS AVERAGE***                               1.94         6.350       13.15       21.56      14.75       18.66++     17.09+++

S&P 500***                                       7.70        13.680       21.04       28.55      18.21       26.78++     22.39+++


NET ASSET VALUE                                                         DIVIDEND AND CAPITAL GAIN INFORMATION
                                                                        FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                   DIVIDENDS
             DECEMBER 31, 1998   JUNE 30, 1999  DECEMBER 31, 1999                     PAID                        CAPITAL GAIN
             -----------------   -------------  -----------------                  ---------                      ------------
CLASS A           $14.93            $16.66           $15.77             CLASS A      $0.230      PAID                $1.226(0)
CLASS B            14.85             16.59            15.71             CLASS B       0.118      UNDISTRIBUTED
CLASS C            14.87             16.61              N/A             CLASS C       0.084       REALIZED            0.164(000)
CLASS D            14.87             16.61            15.73             CLASS D       0.118      UNREALIZED           3.233++


    Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates
of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------

  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Growth &
  Income Funds Average and the S&P 500 are unmanaged
    benchmarks that assume investment of dividends. The Lipper Growth &
  Income
    Funds Average and the S&P 500 exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Growth &
  Income Funds Average
    is used in the Performance Overview. Investors cannot invest directly in an index or an average.

  + The CDSC is 5% for periods of one year or less, and 3% since inception.

 ++ From April 30, 1996.

+++ From April 30, 1993.

  0 From May 31, 1999.

 00 Includes $0.199 of undistributed realized capital gains from 1998, which was paid to Class A, B and D shareholders on June 24, 1999.

000 Represents net gain realized from November and December 1999, payable in 2000.

 ++ Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1999.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 1999

                                                                                                           PERCENT OF NET ASSETS
                                                                                                           ---------------------
                                                                                                               DECEMBER 31,
                                                             ------   ------------        ------------      --------------------
                                                             ISSUES       COST                VALUE          1999          1998
                                                             ------   ------------        ------------      ------        ------
COMMON STOCKS:
    Aerospace .............................................    1      $  3,084,880        $  3,956,250        0.5           0.5
    Automotive and Related ................................    2        13,787,060          17,959,062        2.2           5.4
    Basic Materials .......................................   --               --                  --         --            0.5
    Capital Goods .........................................   --               --                  --         --            0.9
    Chemicals .............................................    1         6,919,810           8,234,375        1.0           0.9
    Communications ........................................    4        53,520,209          61,131,428        7.6           9.8
    Communications Equipment ..............................    2        18,706,460          20,180,937        2.5            --
    Computers and Business Services .......................    9       121,149,505         152,529,062       19.0           4.0
    Consumer Goods and Services ...........................    9        75,358,742          89,041,250       11.1          13.5
    Diversified ...........................................   --                --                  --         --           1.5
    Drugs and Health
  Care ....................................................    8        64,189,846          71,733,750        8.9           7.9
    Electric and Gas Utilities ............................    2        16,273,124          21,137,813        2.6           7.0
    Electric Equipment ....................................    2        19,773,954          38,919,212        4.9            --
    Electronics ...........................................    1        11,699,016           6,773,438        0.8           2.8
    Energy ................................................    5        33,920,660          53,857,966        6.7          10.2
    Finance and Insurance .................................   12       105,218,855         144,988,300       18.0          17.9
    Machinery and Industrial Equipment ....................    1        11,482,870          23,400,000        2.9           5.9
    Office Equipment ......................................    1         8,181,572           9,179,375        1.2            --
    Paper and Forest Products .............................    1         6,172,308           9,121,875        1.1           0.9
    Publishing ............................................    1         5,723,685           6,117,188        0.8           0.7
    Retail Trade ..........................................    3        32,573,876          43,407,375        5.4           1.5
    Transportation ........................................    1         1,000,000           1,380,000        0.2           2.7
                                                             ---      ------------        ------------      -----         -----
                                                              66       608,736,432         783,048,656       97.4          94.5
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES ...........................    1        21,124,199          21,124,199        2.6           5.5
                                                             ---      ------------        ------------      -----         -----
NET ASSETS ................................................   67      $629,860,631        $804,172,855      100.0         100.0
                                                             ===      ============        ============      =====         =====

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


                                           SHARES
                                  -------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE      12/31/99
-------------                     -----------  ------------
Applied Materials............       135,000      135,000
Clorox........................      110,000      230,000(1)
CVS...........................      302,000      302,000
Gillette......................      230,000      230,000
International Business
  Machines                           85,000      165,000
Johnson & Johnson.............       85,000      140,000
Merrill Lynch.................      110,000      110,000
Nortel Networks...............       85,000       85,000
Pitney Bowes..................      190,000      190,000
Wal-Mart Stores..............       170,000      345,000


                                           SHARES
                                 ---------------------------
                                                  HOLDINGS
REDUCTIONS                         DECREASE       12/31/99
---------------                  ------------- -------------
Bank of New York.............       225,000      415,000
DQE...........................      225,000           --
GATX..........................      320,000           --
General Electric..............       60,000      204,900
GTE..........................       260,000      185,000
Honeywell International(2)....      165,000      125,000
Philip Morris.................      550,000           --
Sonat.........................      330,000           --
Unilever......................      357,142           --
Washington Mutual.............      394,800           --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


----------
(1) Includes 120,000 shares received as a result of a 2-for-1 stock split.
(2) Formerly, AlliedSignal.


LARGEST INDUSTRIES
DECEMBER 31, 1999

[BAR CHART OMITTED]

COMPUTERS AND BUSINESS SERVICES         $152,529,062
FINANCE AND INSURANCE                   $144,988,300
CONSUMER GOODS AND SERVICES             $ 89,041,250
DRUGS AND HEALTH CARE                   $ 71,733,750
COMMUNICATIONS                          $ 61,131,428


LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 1999


SECURITY                                 VALUE
--------                              -----------
Microsoft........................     $36,766,406
General Electric.................      31,708,275
Wal-Mart Stores..................      23,848,125
United Technologies..............      23,400,000
Intel............................      20,570,312
Exxon Mobil......................      20,189,929
Cisco Systems....................      19,812,344
AT&T.............................      18,016,250
International Business
  Machines ......................      17,820,000
SBC Communications...............      17,731,350

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                        SHARES         VALUE
                                                        ------         -----
COMMON STOCKS  97.4%
AEROSPACE  0.5%
GENERAL DYNAMICS
  Provider of defense products                          75,000      $  3,956,250
                                                                    ------------
AUTOMOTIVE AND
  RELATED  2.2%
DAIMLERCHRYSLER
Manufacturer of automobiles,
  trucks, and related parts                            110,000         8,607,500
FORD MOTOR
Manufacturer and distributor
  of automobiles, trucks, and
  related parts                                        175,000         9,351,562
                                                                    ------------
                                                                      17,959,062
                                                                    ------------
CHEMICALS  1.0%
DUPONT (E.I.) DE NEMOURS
  Producer of chemicals                                125,000         8,234,375
                                                                    ------------
COMMUNICATIONS  7.6%
AT&T
Provider of
  telecommunications services                          355,000        18,016,250
GTE
Provider of telephone services,
  systems, and equipment                               185,000        13,054,062
MCI WORLDCOM*
Provider of telecommun-
  ications services                                    232,500        12,329,766
SBC COMMUNICATIONS
Provider of telephone
  services                                             363,720        17,731,350
                                                                    ------------
                                                                      61,131,428
                                                                    ------------
COMMUNICATIONS
  EQUIPMENT  2.5%
LUCENT TECHNOLOGIES
Manufacturer of telecommun-
  ications equipment                                   155,000        11,595,937
NORTEL NETWORKS
Producer of telecommun-
  ications equipment                                    85,000         8,585,000
                                                                    ------------
                                                                      20,180,937
                                                                    ------------
COMPUTERS AND
  BUSINESS SERVICES  19.0%
AMERICA ONLINE*
Provider of electronic mail,
  entertainment, reference, and
  interactive publications,
  as well as Internet access                            95,000         7,166,562

APPLIED  MATERIALS*
Developer, manufacturer, and
  marketer of semiconductor
  wafer fabrication
  equipment                                            135,000        17,098,594

COMPUTERS AND
  BUSINESS SERVICES (CONTINUED)
CISCO SYSTEMS*
Manufacturer of computer
  network products                                     185,000      $ 19,812,344
DELL COMPUTER*
International provider of
  computer systems and services                        175,000         8,919,531
ELECTRONIC DATA SYSTEMS
Provider of management
  consulting and technology
  services                                             245,000        16,399,688
HEWLETT-PACKARD
Manufacturer of computers
  and peripherals                                       70,000         7,975,625
INTEL
Manufacturer of micro-
  processors and memory circuits                       250,000        20,570,312
INTERNATIONAL BUSINESS MACHINES
Manufacturer of macro and
  personal computers                                   165,000        17,820,000
MICROSOFT*
Provider of personal computer
  operating systems and
  application software products                        315,000        36,766,406
                                                                    ------------
                                                                     152,529,062
                                                                    ------------
CONSUMER GOODS
  AND SERVICES  11.1%
ANHEUSER-BUSCH
Brewery; theme park operator;
  manufacturer and recycler
  of aluminum beverage
  containers                                           115,000         8,150,625
BESTFOODS
Manufacturer of brand name
  food products                                        185,000         9,724,063
CLOROX
Manufacturer and marketer of
  household consumer products                          230,000        11,586,250
COCA-COLA
Manufacturer and marketer of
  soft drinks and consumer
  products                                             125,000         7,281,250
CONAGRA
Producer and manufacturer of
  prepared foods and agricul-
  tural products                                       480,000        10,830,000
GILLETTE
Manufacturer of personal
  care products                                        230,000         9,473,125
PEPSICO
Manufacturer and marketer
  of soft drinks and consumer
  products                                             300,000        10,575,000


----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                        SHARES         VALUE
                                                        ------         -----
CONSUMER GOODS
  AND SERVICES (CONTINUED)
PROCTER & GAMBLE
Manufacturer and distributor
  of household and personal
  care products                                        120,000      $ 13,147,500
SARA LEE
Manufacturer of processed
  foods and consumer products                          375,000         8,273,437
                                                                    ------------
                                                                      89,041,250
                                                                    ------------
DRUGS AND
  HEALTH CARE  8.9%
ABBOTT LABORATORIES
Developer and manufacturer
  of diversified health
  care products                                        210,000         7,625,625
AMERICAN HOME PRODUCTS
  Developer and manufacturer
  of  pharmaceuticals                                  250,000         9,859,375
BAXTER INTERNATIONAL
  Manufacturer and distributor
  of hospital and laboratory
  products                                             125,000         7,851,563

BRISTOL-MYERS SQUIBB
  Developer and manufacturer
  of health and personal
  care products                                        140,000         8,986,250
JOHNSON & JOHNSON
  Developer and manufacturer
  of health care products                              140,000        13,037,500
MERCK Developer and manufacturer
  of pharmaceuticals                                   175,000        11,735,937
PFIZER
  Manufacturer of consumer
  health care products                                 175,000         5,676,563
SCHERING-PLOUGH
  Manufacturer of pharmaceu-
  ticals and health and personal
  care products                                        165,000         6,960,937
                                                                    ------------
                                                                      71,733,750
                                                                    ------------
ELECTRIC AND GAS
  UTILITIES 2.6%
UNICOM
  Electric utility                                     225,000         7,537,500
WILLIAMS COMPANIES (THE)
  Provider of natural gas and
  telecommunications services                          445,000        13,600,313
                                                                    ------------
                                                                      21,137,813
                                                                    ------------
ELECTRIC EQUIPMENT  4.9%
GENERAL ELECTRIC
Supplier of industrial
  equipment and consumer
  products                                             204,900        31,708,275

ELECTRIC EQUIPMENT (CONTINUED)
HONEYWELL INTERNATIONAL
Manufacturer of automation
  and control systems                                  125,000      $  7,210,937
                                                                    ------------
                                                                      38,919,212
                                                                    ------------
ELECTRONICS  0.8%
RAYTHEON (CLASS B)
  Producer of defense and
  commercial electronics                               255,001         6,773,438
                                                                    ------------
ENERGY 6.7%
BP AMOCO (ADRS)
  (United Kingdom)
  Explorer, producer, refiner, and
  retailer of petroleum products                       190,000        11,269,375
EXXON MOBIL
  Explorer and producer
  of natural gas, oil, and
  petroleum products                                   250,612        20,189,929
ROYAL DUTCH PETROLEUM (Netherlands)
  Provider of international
  oil services                                         210,000        12,691,875
SCHLUMBERGER
  Worldwide provider of
  energy services                                      155,000         8,718,750
TRANSOCEAN SEDCO FOREX
  Provider of offshore drilling                         30,008           988,037
                                                                    ------------
                                                                      53,857,966
                                                                    ------------
FINANCE AND
  INSURANCE 18.0%
AMERICAN GENERAL
  Provider of insurance
  and annuity services                                 190,000        14,416,250
AMERICAN INTERNATIONAL GROUP
  Provider of insurance                                117,500        12,704,688
BANK OF AMERICA
  Commercial bank                                      320,265        16,073,300
BANK OF NEW YORK
  Commercial bank                                      415,000        16,600,000
CHUBB
  International holding company
  specializing in property and
  casualty insurance                                   120,000         6,757,500
CITIGROUP
  Provider of diversified
  financial services                                   295,000        16,390,937
FANNIE MAE
  Provider of mortgage financing                       140,000         8,741,250
HARTFORD FINANCIAL
  SERVICES GROUP
  International insurance
  supplier                                             250,000        11,843,750


----------
See footnotes on page 10.

Portfolio of Investments
DECEMBER 31, 1999

                                                        SHARES         VALUE
                                                        ------         -----
FINANCE AND
  INSURANCE (CONTINUED)
LINCOLN NATIONAL
  Provider of life insurance and
  investment management
  services                                             370,000      $ 14,800,000
MELLON BANK
  Provider of financial services                       290,000         9,878,125
MERRILL LYNCH
  Provider of financial services                       110,000         9,185,000
MORGAN (J.P.)
  Provider of financial services                        60,000         7,597,500
                                                                    ------------
                                                                     144,988,300
                                                                    ------------
MACHINERY AND INDUSTRIAL
  EQUIPMENT  2.9%
UNITED TECHNOLOGIES
  Manufacturer of elevators,
  jet engines, flight systems,
  and automotive parts                                 360,000        23,400,000
                                                                    ------------
OFFICE EQUIPMENT  1.2%
PITNEY BOWES
  Provider of office equipment                         190,000         9,179,375
                                                                    ------------
PAPER AND FOREST
  PRODUCTS  1.1%
MEAD
  Manufacturer of paper,
  lumber, and wood products                            210,000         9,121,875
                                                                    ------------
PUBLISHING  0.8%
GANNETT
  Newspaper publisher; radio and
  television broadcaster                                75,000         6,117,188
                                                                    ------------

RETAIL TRADE  5.4%
CVS
  Pharmaceutical retailer                              302,000      $ 12,061,125
MAY DEPARTMENT STORES
  Department store operator                            232,500         7,498,125
WAL-MART STORES
  Discount retailer                                    345,000        23,848,125
                                                                    ------------
                                                                      43,407,375
                                                                    ------------
TRANSPORTATION   0.2%
UNITED PARCEL SERVICE
  Provider of transportation
  services                                              20,000         1,380,000
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $608,736,432)                                                783,048,656

SHORT-TERM
    HOLDINGS  2.7%
  (Cost $22,000,000)                                                  22,000,000
                                                                    ------------
TOTAL INVESTMENTS  100.1%
  (COST $630,736,432)                                                805,048,656
OTHER ASSETS
  LESS LIABILITIES  (0.1%)                                             (875,801)
                                                                    ------------
NET ASSETS  100.0%                                                  $804,172,855
                                                                    ============

----------

* Non-income producing security.

Descriptions of companies have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS:
Investments, at value:
  Common stocks (cost $608,736,432) .............    $783,048,656
  Short-term holdings (cost $22,000,000) ........      22,000,000   $805,048,656
                                                     ------------
Cash ............................................................        378,181
Receivable for interest and dividends ...........................      1,228,417
Receivable for Capital Stock sold ...............................        274,199
Investment in, and expenses prepaid to,
  shareholder service agent .....................................        157,728
Other ...........................................................         41,768
                                                                    ------------
TOTAL ASSETS ....................................................    807,128,949
                                                                    ------------
LIABILITIES:
Payable for Capital Stock repurchased ...........................      1,559,565
Accrued expenses and other ......................................      1,396,529
                                                                    ------------
TOTAL LIABILITIES ...............................................      2,956,094
                                                                    ------------
NET ASSETS ......................................................   $804,172,855
                                                                    ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.50 par value;
  500,000,000 shares authorized;
  53,912,286 shares outstanding):
  Class A .......................................................   $ 22,943,079
  Class B .......................................................      1,411,259
  Class C .......................................................        148,589
  Class D .......................................................      2,453,217
Additional paid-in capital ......................................    594,042,858
Undistributed net investment income .............................         22,000
Undistributed net realized gain .................................      8,839,629
Net unrealized appreciation of investments ......................    174,312,224
                                                                    ------------
NET ASSETS ......................................................   $804,172,855
                                                                    ============
NET ASSET VALUE PER SHARE:
CLASS A ($684,874,461 / 45,886,158 SHARES) ......................   $      14.93
                                                                    ============
CLASS B ($41,928,151 / 2,822,518 SHARES) ........................   $      14.85
                                                                    ============
CLASS C ($4,420,200 / 297,177 SHARES) ...........................   $      14.87
                                                                    ============
CLASS D ($72,950,043 / 4,906,433 SHARES) ........................   $      14.87
                                                                    ============
----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Dividends ................................   $20,479,462
Interest .................................     1,894,351
                                             ---------
TOTAL INVESTMENT INCOME
  (net of foreign taxes withheld of $594,467) ....................   $22,373,813
EXPENSES:
Management fee ...........................     5,555,096
Distribution and service fees ............     3,012,236
Shareholder account services .............     1,434,151
Registration .............................       165,756
Shareholder reports and communications ...       159,557
Custody and related services .............       154,974
Auditing and legal fees ..................        70,909
Directors' fees and expenses .............        41,303
Miscellaneous ............................        34,321
                                             -----------
TOTAL EXPENSES ...................................................    10,628,303
                                                                     -----------
NET INVESTMENT INCOME ............................................    11,745,510
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments .........    73,439,275
Net change in unrealized appreciation
  of investments .........................   (54,646,312)
                                             ---------
NET GAIN ON INVESTMENTS ..........................................    18,792,963
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS ...........................   $30,538,473
                                                                     ===========


----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                     YEAR ENDED DECEMBER 31,
                                                 -------------    -------------
                                                      1999             1998
                                                 -------------    -------------
OPERATIONS:
Net investment income ........................   $  11,745,510    $  14,084,410
Net realized gain on investments .............      73,439,275      105,122,144
Net realized loss from foreign
  currency transactions ......................            --         (1,638,670)
Net change in unrealized appreciation
  of investments .............................     (54,646,312)      18,022,366
Net change in unrealized depreciation
  on translation of assets and liabilities
  denominated in foreign currencies ..........            --          1,231,505
                                                 -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS .......      30,538,473      136,821,755
                                                 -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A ......................................     (10,622,834)     (13,006,242)
Class B ......................................        (304,424)        (301,403)
Class C ......................................         (11,524)            --
Class D ......................................        (606,895)        (851,270)
Net realized gain on investments:
Class A ......................................     (54,859,234)    (111,760,141)
Class B ......................................      (3,295,415)      (4,472,471)
Class C ......................................        (240,249)            --
Class D ......................................      (6,096,530)     (12,434,658)
                                                 -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ....     (76,037,105)    (142,826,185)
                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ............      34,457,740       37,457,054
Investment of dividends ......................       6,726,109        8,489,625
Exchanged from associated Funds ..............     227,652,546      186,654,110
Value of shares issued in payment
  of gain distributions ......................      46,902,138       94,789,549
                                                 -------------    -------------
Total ........................................     315,738,533      327,390,338
                                                 -------------    -------------
Cost of shares repurchased ...................    (110,774,095)     (90,022,932)
Exchanged into associated Funds ..............    (236,149,912)    (185,605,477)
                                                 -------------    -------------
Total ........................................    (346,924,007)    (275,628,409)
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ...........     (31,185,474)      51,761,929
                                                 -------------    -------------

INCREASE (DECREASE) IN NET ASSETS ............     (76,684,106)      45,757,499
NET ASSETS:
Beginning of year ............................     880,856,961      835,099,462
                                                 -------------    -------------
END OF YEAR (including undistributed/
  (distributions in excess of) net
  investment income of $22,000 and
  $(177,833), respectively) ..................   $ 804,172,855    $ 880,856,961
                                                 =============    =============


----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Common Stock Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

        The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex- dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1999, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTES TO FINANCIAL STATEMENTS


3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1999, amounted to $576,218,183 and $644,700,959, respectively.

    At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $185,783,270 and $11,471,046, respectively.

4. SHORT-TERM INVESTMENTS -- At December 31, 1999, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.60% per annum of the next $1 billion of the Fund's average daily net assets, and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $43,442, from sales of Class A shares. Commissions of $329,136 and $43,977 were paid to dealers from sales of Class A and Class C shares, respectively.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1999, fees incurred under the Plan aggregated $1,780,806 or 0.24% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $401,206, $14,076, and $816,148, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1999, such charges amounted to $17,847.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 1999, amounted to $13,690.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1999, Seligman Services, Inc. received commissions of $27,759 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $397,031, pursuant to the Plan.

    Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,428,734 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $22,506.

NOTES TO FINANCIAL STATEMENTS


    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $186,059 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the year ended December 31, 1999, the Fund did not borrow from the credit facility.

7. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                CLASS A
                         -----------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
                         -----------------------------------------------------
                                    1999                        1998
                         -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                         -----------   -----------   -----------   -----------
Sale of shares               887,890   $14,060,961     1,075,908   $17,690,194
Investment of
  dividends                  377,181     5,949,510       467,206     7,430,217
Exchanged from
  associated Funds        12,321,378   197,449,028     8,129,002   129,536,299
Shares issued in
  payment of gain
  distributions            2,476,076    38,015,344     5,077,418    79,072,919
Total                     16,062,525   255,474,843    14,749,534   233,729,629
                         -----------   -----------   -----------   -----------
Cost of shares
  repurchased             (5,263,262)  (83,137,919)   (4,342,402)  (70,858,055)
Exchanged into
  associated Funds       (13,102,909) (209,212,249)   (8,352,447) (132,655,143)
                         -----------   -----------   -----------   -----------
Total                    (18,366,171) (292,350,168)  (12,694,849) (203,513,198)
                         -----------   -----------   -----------   -----------
Increase
  (Decrease)              (2,303,646) $(36,875,325)    2,054,685   $30,216,431
                         ===========   ===========   ===========   ===========

                                                 CLASS B
                          -----------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------
                                    1999                         1998
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES         AMOUNT
                          ----------   ------------   ----------   ------------
Sale of shares               592,378   $  9,363,534      664,577   $ 10,829,016
Investment
  of dividends                15,918        250,377       17,828        279,506
Exchanged from
  associated Funds           546,804      8,552,742      486,767      7,903,883
Shares issued in
  payment of gain
  distributions              197,475      3,013,341      271,666      4,204,415
                          ----------   ------------   ----------   ------------
Total                      1,352,575     21,179,994    1,440,838     23,216,820
                          ----------   ------------   ----------   ------------
Cost of shares
  repurchased               (381,174)    (5,949,115)    (212,770)    (3,418,774)
Exchanged into
  associated Funds          (381,160)    (5,868,263)    (227,709)    (3,672,827)
                          ----------   ------------   ----------   ------------
Total                       (762,334)   (11,817,378)    (440,479)    (7,091,601)
                          ----------   ------------   ----------   ------------
Increase                     590,241   $  9,362,616    1,000,359   $ 16,125,219
                          ==========   ============   ==========   ============


                                     CLASS C
                             ----------------------
                                 MAY 27, 1999*
                              TO DECEMBER 31, 1999
                             ----------------------
                              SHARES      AMOUNT
                             --------   -----------
Sale of shares                302,005   $ 4,761,445
Investment of
  dividends                       727        10,981
Exchanged from
  associated funds              3,953        58,258
Shares issued in
  payment of gain
  distributions                15,185       229,899
                             --------   -----------
Total                         321,870     5,060,583
                             --------   -----------
Cost of shares
  repurchased                  (2,597)      (39,412)
Exchanged into
  associated funds            (22,096)     (332,945)
                             --------   -----------
Total                         (24,693)     (372,357)
                             --------   -----------
Increase                      297,177   $ 4,688,226
                             ========   ===========

* Commencement of offering of shares.

                                                CLASS D
                         ------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                         ------------------------------------------------------
                                   1999                        1998
                         ------------------------------------------------------
                            SHARES       AMOUNT        SHARES         AMOUNT
                         ----------   ------------   -----------   ------------
Sale of shares               396,631   $  6,271,800      542,815   $  8,937,844
Investment
  of dividends                32,682        515,241       49,412        779,902
Exchanged from
  associated Funds         1,356,192     21,592,518    3,098,173     49,213,928
Shares issued in
  payment of gain
  distributions              369,261      5,643,554      741,851     11,512,215
                          ----------   ------------   ----------   ------------
Total                      2,154,766     34,023,113    4,432,251     70,443,889
                          ----------   ------------   ----------   ------------
Cost of shares
  repurchased             (1,378,622)   (21,647,649)    (971,678)   (15,746,103)
Exchanged into
  associated Funds        (1,313,666)   (20,736,455)  (3,108,165)   (49,277,507)
                          ----------   ------------   ----------   ------------
Total                     (2,692,288)   (42,384,104)  (4,079,843)   (65,023,610)
                          ----------   ------------   ----------   ------------
Increase
  (Decrease)                (537,522)  $ (8,360,991)     352,408   $  5,420,279
                          ==========   ============   ==========   ============

FINANCIAL HIGHLIGHTS


    The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                       CLASS A
                                                       ------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------------------
                                                          1999            1998            1997            1996            1995
                                                       --------        --------        --------        --------        --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR                     $  15.77        $  15.92        $  14.89        $  14.19        $  12.12
                                                       --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.23            0.28            0.30            0.35            0.36
Net realized and unrealized gain
    on investments                                         0.39            2.32            3.18            1.81            3.00
Net realized and unrealized gain
    from foreign currency transactions                     --              --             (0.07)           --              0.01
                                                       --------        --------        --------        --------        --------
TOTAL FROM INVESTMENT OPERATIONS                           0.62            2.60            3.41            2.16            3.37
                                                       --------        --------        --------        --------        --------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.23)          (0.28)          (0.32)          (0.34)          (0.36)
Distributions from net realized capital gains             (1.23)          (2.47)          (2.06)          (1.12)          (0.94)
                                                       --------        --------        --------        --------        --------
TOTAL DISTRIBUTIONS                                       (1.46)          (2.75)          (2.38)          (1.46)          (1.30)
                                                       --------        --------        --------        --------        --------
NET ASSET VALUE, END OF YEAR                           $  14.93        $  15.77        $  15.92        $  14.89        $  14.19
                                                       ========        ========        ========        ========        ========

TOTAL RETURN:                                              3.82%          17.40%          23.58%          15.44%          28.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)                 $684,874        $760,176        $734,635        $656,260        $614,400
Ratio of expenses to average net assets                    1.13%           1.11%           1.13%           1.15%           0.93%
Ratio of net income to average net assets                  1.49%           1.73%           1.83%           2.36%           2.56%
Portfolio turnover rate                                   70.72%          93.67%         106.02%          56.10%          46.08%

----------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS

                                                                                   CLASS B                             CLASS C
                                                          ----------------------------------------------------        --------
                                                                  YEAR ENDED DECEMBER 31,             4/22/96*         5/27/99*
                                                          -------------------------------------          TO              TO
                                                            1999           1998           1997        12/31/96        12/31/99
                                                          -------        -------        -------       --------        --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 15.71        $ 15.88        $ 14.87        $ 14.80         $ 16.06
                                                          -------        -------        -------        -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 0.11           0.16           0.17           0.15           (0.01)
Net realized and unrealized gain (loss)
    on investments                                           0.38           2.31           3.17           1.20           (0.07)
Net realized and unrealized loss
    from foreign currency transactions                       --             --            (0.07)          --              --
                                                          -------        -------        -------        -------         -------
TOTAL FROM INVESTMENT OPERATIONS                             0.49           2.47           3.27           1.35           (0.08)
                                                          -------        -------        -------        -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.12)         (0.17)         (0.20)         (0.16)          (0.08)
Distributions from net realized capital gains               (1.23)         (2.47)         (2.06)         (1.12)          (1.03)
                                                          -------        -------        -------        -------         -------
TOTAL DISTRIBUTIONS                                         (1.35)         (2.64)         (2.26)         (1.28)          (1.11)
                                                          -------        -------        -------        -------         -------
NET ASSET VALUE, END OF PERIOD                            $ 14.85        $ 15.71        $ 15.88        $ 14.87         $ 14.87
                                                          =======        =======        =======        =======         =======

TOTAL RETURN:                                                2.97%         16.48%         22.59%          9.21%           0.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                  $41,928        $35,073        $19,568        $ 6,451         $ 4,420
Ratio of expenses to average net assets                      1.89%          1.87%          1.89%          1.92%+          1.91%+
Ratio of net income to average net assets                    0.73%          0.97%          1.07%          1.55%+         (0.08)%+
Portfolio turnover rate                                     70.72%         93.67%        106.02%         56.10%++        70.72%**

                                                                                         CLASS D
                                                            -------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------------
                                                              1999           1998           1997           1996           1995
                                                            -------        -------        -------        -------        -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR                          $ 15.73        $ 15.89        $ 14.87        $ 14.16        $ 12.07
                                                            -------        -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.11           0.16           0.17           0.24           0.24
Net realized and unrealized gain
  on investments                                               0.38           2.32           3.18           1.80           3.00
Net realized and unrealized gain (loss)
  FROM FOREIGN CURRENCY TRANSACTIONS                           --             --            (0.07)          --             0.01
                                                            -------        -------        -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS                               0.49           2.48           3.28           2.04           3.25
                                                            -------        -------        -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.12)         (0.17)         (0.20)         (0.21)         (0.22)
Distributions from net realized capital gains                 (1.23)         (2.47)         (2.06)         (1.12)         (0.94)
                                                            -------        -------        -------        -------        -------
TOTAL DISTRIBUTIONS                                           (1.35)         (2.64)         (2.26)         (1.33)         (1.16)
                                                            -------        -------        -------        -------        -------
NET ASSET VALUE, END OF YEAR                                $ 14.87        $ 15.73        $ 15.89        $ 14.87        $ 14.16
                                                            =======        =======        =======        =======        =======

TOTAL RETURN:                                                  2.97%         16.55%         22.66%         14.58%         27.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)                      $72,950        $85,608        $80,896        $63,938        $46,564
Ratio of expenses to average net assets                        1.89%          1.87%          1.89%          1.91%          1.72%
Ratio of net income to average net assets                      0.73%          0.97%          1.07%          1.61%          1.80%
Portfolio turnover rate                                       70.72%         93.67%        106.02%         56.10%         46.08%

----------
  * Commencement of offering of shares.

 ** For the year ended December 31, 1999.

  + Annualized.

 ++ For the year ended December 31, 1996.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMON STOCK FUND, INC.:


    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Common Stock Fund, Inc. as of December 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
February 11, 2000

FEDERAL TAX STATUS OF 1999 DIVIDEND AND
GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS

The quarterly dividends paid to Class A, B, C, and D shareholders in 1999 are taxable as ordinary income for federal tax purposes, regardless of whether they were received in cash or in shares. Under the Internal Revenue Code, 80.07% of the dividends paid to Class A, B, C, and D shareholders has been designated as qualifying for the dividends received deduction available to corporate shareholders. In order to claim the dividends received deduction for these distributions, corporate shareholders must have held the Fund's shares for at least 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

A distribution of $0.199 per share, from net long-term gain realized on investments during the period November 1, 1998, to December 31, 1998, was paid on June 24, 1999, to Class A, B, and D shareholders. On November 23, 1999, a distribution of $1.027 per share from net long-term gain realized on investments through October 31, 1999, was paid to Class A, B, C, and D shareholders.

If the gain distributions were paid in shares, the per share cost basis for federal income tax purposes is $16.11 for Class A shares, $16.03 for Class B shares and $16.04 for Class D shares for the June 24 distribution, and $15.21 for Class A shares, $15.13 for Class B shares, and $15.14 for Class C and D shares for the November 23 distribution.

A 1999 year-end statement of account activity and a 1999 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1999. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
  at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
  J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
  Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
  J. &   W. Seligman &
  Co. Incorporated

----------------

Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS


WILLIAM C. MORRIS        CHARLES C. SMITH, JR.       THOMAS G. ROSE
CHAIRMAN                 VICE PRESIDENT              TREASURER

BRIAN T. ZINO            LAWRENCE P. VOGEL           FRANK J. NASTA
PRESIDENT                VICE PRESIDENT              SECRETARY


FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP


GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. THE AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

       THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS
     OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF
       CAPITAL STOCK OF SELIGMAN COMMON STOCK FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.
    PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                             SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

EQCS2 12/99                             [RECYCLE LOGO] Printed on Recycled Paper